

@NFX – 1Q15 Update

May 5, 2015

NEWFIELD

Table of Contents

- 1Q15 Highlights 3
- Production by area 5
- Anadarko Basin 6
  - Recent Anadarko Basin Well Results 7
  - STACK update 8
- 2Q15 Outlook 12
- Guidance 13
- Derivative Position Summaries 16
- Forward Looking Statement 22

1Q15 Company highlights

✓ Strong Y-o-Y domestic, liquids and total company production growth[1]

- Domestic production +21%
- Domestic liquids production +26%
- Total production +28%
  - Total liquids production +39%

1Q15 NET PRODUCTION (MMBOE)	
Oil	5.85
NGLs	1.85
Gas	4.92
TOTAL	12.62

✓ Significant well cost reductions since the beginning 2014

- Williston: 29% reduction in total well costs
  - Current well cost: ~$6.0 MM (including facilities)
- STACK: 30% reduction in total well costs
  - Current well cost: ~$8.5 MM (including facilities)

✓ Improving cost structure

- 1Q15 domestic LOE down 16% Y-o-Y to $5.76 per BOE
- Recent actions to right-size, reorganize regional units to lower future G&A costs

✓ Strengthened financial position

- Received net proceeds of $815 MM from issuance of common stock and paid down credit facilities
- Upsized credit facility to $1.8 B and extended term 2 years to 2020
- Issued $700 MM in 5 3/8% Senior Notes due 2026;
  - Retired $700 MM of 6 7/8% Notes due 2020 in April 2015

[1] Pro forma for asset sales.

Strong balance sheet with financial flexibility

Highlights

- $2.1 B of pro forma liquidity[1]
- 1.8x debt / Adj EBITDA[1]
- Staggered debt maturities
- BBB- / Ba1 credit rating

Strong capitalization

$ MM	YE 2014A	YE 2015E[2]
Cash	$14	$109
Credit facilities	$446	$0
Senior Notes	2,450	2,450
Total Debt	$2,896	$2,450
Debt / Book cap	43%	38%
Net debt / Book cap	43%	36%
Credit commitments	$1,595	$1,995
Liquidity	$1,163	$2,104

Staggered debt maturities

$ millions



$1.8 B
pro forma
facility
availability
$750
$1B
$700
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25
'26

Leverage profile



1.9x
2.2x
2.0x
1.8x 1
YE 2012
YE 2013
YE 2014
YE 2015E

[1] As of year end 2015 estimates
[2] Excludes potential ceiling test and other impairments

1Q15 Average production by area

Production	Anadarko Basin	Uinta Basin	Williston Basin	Eagle Ford	China (Liftings)
Oil (BOPD)	15,600	18,200	14,600	6,300	10,000
NGL (BOEPD)	15,200	800	1,800	2,300	--
Gas (BOEPD)	21,900	4,600	3,200	2,600	--
Total (BOEPD)	52,700	23,600	19,600	11,200	10,000

Anadarko Basin – "world class" resource

Excellent petroleum system

- Multiple stacked pays with 15+ identified productive horizons
- More than 100 Tcf of gas and 6 BBbls of oil produced to date from the basin
- On Newfield acreage, estimated original hydrocarbons in place upwards of 135 MMBOE per section

Newfield has a deep inventory of economically resilient locations

- ~300k net acres in the fairway
- Nearly 5,500 identified, potential drilling locations (gross) and 2 BBoe of net unrisked drilling resource
- 30-40% ROR projected at current prices and costs

Additional upside potential

- Multiple remaining prospective horizons
- Incremental cost savings
- Enhanced returns from continued learnings and progression toward full development



STACK
210,000 net acres
KINGFISHER
BLAINE
LOGAN
CUSTER
CANADIAN
OKLAHOMA
SCOOP
85,000 net acres
CLEVELAND
KIOWA
MCCLAIN
GARVIN
COMANCHE
STEPHENS
TILLMAN
Newfield acreage
Meramec
Woodford

Recent Anadarko Basin well results

Well Type	# Wells	Avg. Lateral Length	Avg. Gross 30-Day Rate	Avg. Gross 60-Day Rate	Avg. Gross 90-Day Rate
SCOOP Wet Gas SXL	5	7,282’	1,451 BOEPD	1,519 BOEPD	1,448 BOEPD
SCOOP Oil	1	10,224’	1,125 BOEPD	1,163 BOEPD	1,106 BOEPD
STACK	6	10,016’	812 BOEPD	802 BOEPD	765 BOEPD

- ***Recent STACK wells avg. 79%, 76% and 74% oil over 30, 60 and 90-day rates, respectively***
- ***15 additional operated wells in the basin have recently commenced production or are in various stages of completion***

Our gas to oil ratio (GOR) assumptions for STACK are being validated



100
10
1
0.1
GOR (MCF/Bbl)
0
6
12
18
24
Months
6 vertical wells, average GOR
Average of 4 "oldest" STACK wells
STACK type curve GOR assumption

4 wells on-line for at least 24-months provide us with confidence in our original GOR assumptions

High initial oil volumes in STACK accelerate payout, enhance ROR



60%
80%
Oil EUR for 30-year life-of-well is ~400 MBO (total EUR 950 MBOE) with ~60% produced in the first 5 years and ~80% in the first 10 years
0
1
2
3
4
5
6
7
8
9
10
Years Online
350
300
250
200
150
100
50
0
Cumulative Oil Production (MBO)

STACK economics – 1st year production



OIL - 110 MBO (71%)
SEPARATOR
GAS - 265 MMcf (29%)
WELLHEAD
(10,000' lateral)
950 MBOE type curve well
GAS
PLANT
210 MMcf
NGLs @ +/- 144 Bbls/MMcf
210/6
+
NGLs
+
Oil
35 MBOE
38 MBNGL
110 MBO
19%
21%
60%
183 MBOE
100%
$630,000
$836,000
$6,050,000
> $7.5 MM1

1 Gross revenue assuming $55/Bbl Oil, $22/Bbl NGLs and $3.00/Mcf

Initial STACK spacing pilots


TEST #1
WDFD-WDFD
TEST #2
MRMC-MRMC
TEST #3
MRMC-MRMC
TEST #4
MRMC-WDFD
Horizontal Spacing
1,200'
880'
880'
1,050'
Vertical Spacing
175'
400'

Average production performing in-line with our STACK type curve

What to look for in 2Q15…

✓ Strong 2Q15 domestic, liquids and total company production growth[1]

- Domestic production up ~5% Q-o-Q and ~11% Y-o-Y
- Domestic liquids production up ~8% Q-o-Q and ~19% Y-o-Y
- Total production up ~7% Q-o-Q and ~21% Y-o-Y
  - Total liquids production up ~11% Q-o-Q and ~38% Y-o-Y
- 2Q15e Anadarko Basin production of ~57,000 BOEPD up ~8% Q-o-Q and nearly 45% Y-o-Y

✓ Additional SCOOP and STACK results

✓ Continuing efficiency gains and improving cost structure

[1] Pro forma for asset sale.

2015e Production, cost and expense guidance

	Domestic	China	Total
Production			
Oil (Mmbls)	20.1 – 21.4	5.0	25.1 – 26.4
NGLs (Mmbls)	7.7 – 8.2	--	7.7 – 8.2
Natural Gas (Bcf)	115 – 122	--	115 – 122
Total (Mmboe)	47.0 – 50.0	5.0	52.0 – 55.0
Expenses ($ mm)[1]			
LOE[2]	$270	$72	$342
Transportation	200	--	200
Production & other taxes	71	1	72
General & administrative (G&A), net[3]	$200	$7	$207
Interest expense	160	--	160
Capitalized interest and direct internal costs	($117)	--	($117)
Tax rate[4]	37%	60%	44%

Note: Based on $55 / $3 commodity prices in 2015 for oil and gas, respectively
[1] Cost and expenses are expected to be within 5% of the estimates above
[2] Total LOE includes recurring, major expense and non E&P operating expenses
[3] Net G&A excludes one-time expenses of an estimated $35mm associated with a 1Q15 reduction in force and the announced reorganization
[4] Estimated China tax rate reflects a 25% taxation in-country, as well as an additional non-cash U.S. income tax of 35%, due to Newfield's current tax position and its inability to utilize foreign tax credits

2Q15e Production, cost and expense guidance

	Domestic	China	Total
Production			
Oil (Mmbls)	5.3 – 5.5	1.2	6.5 – 6.7
NGLs (Mmbls)	1.9 – 2.0	--	1.9 – 2.0
Natural Gas (Bcf)	29 – 30	--	29 – 30
Total (Mmboe)	12.1 – 12.5	1.2	13.3 – 13.7
Expenses ($ mm)[1]			
LOE[2]	$69	$14	$83
Transportation	$50	--	$50
Production & other taxes	$19	--	$19
General & administrative (G&A), net[3]	$52	$2	$54
Interest expense	$46	--	$46
Capitalized interest and direct internal costs	($36)	--	($36)
Tax rate[4]	37%	60%[4]	44%

Note: Based on $55 / $3 commodity prices in 2015 for oil and gas, respectively
[1] Cost and expenses are expected to be within 5% of the estimates above
[2] Total LOE includes recurring, major expense and non E&P operating expenses
[3] 2Q15e net G&A excludes an estimated $5mm associated with the announced reorganization
[4] Estimated China tax rate reflects a 25% taxation in-country, as well as an additional non-cash U.S. income tax of 35%, due to Newfield's current tax position and its inability to utilize foreign tax credits.

Single well economics – $55/$60/$65 oil

	SCOOP Wet Gas	SCOOP Oil	STACK	Bakken
Lateral length (ft.)	5,900’	8,900’	>9,000’	>9,000’
IP 30 (Boe/d)[1]	1,535	948	835	939
Gross EUR (Mboe)[2]	2,000	1,200	950	680
% Liquids	50%	70%	70%	82%
Gross well costs ($mm)[3]	$7.6	$8.9	$8.5	$6.0
LOE / well / month ($)	$7,700	$7,700	$6,600	$11,900
2015 Average WI	50%	65%	78%	52%
2015 Average NRI	41%	53%	63%	41%
Realizations:				
Oil (% WTI)	90%	90%	90%	78%
Natural Gas (% Henry Hub)	80%	80%	84%	60%
Natural Gas Liquids (% WTI)	35%	35%	40%	36%
Pre-tax IRR[4]	>40%	>35%	>30%	>20%

[1] Initial production rates are subject to decline over time and should not be regarded as reflective of sustained production levels
[2] EUR refers to potential recoverable oil and natural gas hydrocarbon quantities and may not be reflective of proved reserves. Actual quantities that may be recovered could vary significantly
[3] Gross well cost includes gross drilling, completion, artificial lift and facilities costs. Reflects projected service cost reductions consistent with Newfield’s 2015E capital budget
[4] Based on price deck of $55/60/65 per barrel of oil and $3.00/3.50/4.00 per Mmbtu of gas in years 1/2/3 and flat thereafter for the life of the well

Valuable derivatives portfolio (as of 05/05/2015)

2015 Oil derivatives



3-way Structures 4%
Swaps 13%
Swaps + Short Puts 83%

$360mm[1] (18.0 Mmbls)

2016 Oil derivatives



"NEW"
Permatized[4]
3-way Structures 38%
Swaps + Short Puts 62%

$250mm[1] (16.3 Mmbls)

Realized oil price sensitivity[2]

NYMEX ($/Bbl)	2015	2016
$55	$75	$70
$60	$80	$75
$65	$84	$80

Newfield's total derivative portfolio is valued at ~$700MM[3]

Q115 settlements +$121MM

>80% domestic oil production hedged or enhanced in 2015 and 2016

[1] Valued using $55 and $60 oil price in 2015 and 2016, respectively
[2] Approximate realized prices for hedged domestic oil production
[3] Includes intrinsic value of natural gas derivatives in 2015 – 2016 and oil derivatives in 2015 – 2017
[4] Includes ~16% of permatized derivatives with locked-in value of a minimum of approximately 78% of spread

Oil hedging details as of 05/05/15

	Volume/day	Weighted-Average Price			
Period	Bbls	Swaps	Swaps w/ Short Puts[1]	Collars	Collars w/ Short Puts[2]
2Q 2015	9,000	$90.01	—	—	—
	38,500	—	$72.03/89.96	—	—
	2,000	—	—	—	$75.00/90.00-$104.00
3Q 2015	7,000	$90.00	—	—	—
	41,000	—	$71.65/89.95	—	—
	2,000	—	—	—	$75.00/90.00-$104.00
4Q 2015	1,000	$90.00	—	—	—
	46,500	—	$71.12/90.08	—	—
	2,000	—	—	—	$75.00/90.00-$104.00

[1] Below $72.03 per Bbl for 2Q 2015, $71.65 per Bbl for 3Q 2015, and $71.12 per Bbl for 4Q 2015, these contracts effectively result in realized prices that are on average $17.93, $18.30, and $18.96 per Bbl higher, respectively, than the cash price that otherwise would have been realized.
[2] Below $75.00 in 2015, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.

Denotes update

Oil hedging details as of 05/05/15

Period	Volume/day	Weighted-Average Price			
	Bbls	Swaps	Swaps w/ Short Puts[1]	Purchased Calls[2]	Collars w/ Short Puts[3]
1Q 2016	33,000 7,000 17,000	— — —	$73.48/89.97 — —	— $68.64 —	— — $75.00/90.00-$96.30
2Q 2016	27,000 7,000 19,000	— — —	$74.44/89.99 — —	— $69.21 —	— — $75.00/90.00-$96.32
3Q 2016	27,000 7,000 16,000	— — —	$74.44/90.03 — —	— $69.21 —	— — $75.00/90.00-$95.98
4Q 2016	23,000 7,000 16,000	— — —	$74.35/89.90 — —	— $69.21 —	— — $75.00/90.00-$95.98
1Q 2017	15,000 13,000	— —	$73.73/89.23 —	— —	— $75.00/90.00-$95.52
2Q 2017	10,000 10,000	— —	$73.10/88.09 —	— —	— $75.00/90.00-$95.69
3Q 2017	13,000 —	— —	$73.08/87.90 —	— —	— —
4Q 2017	11,000 —	— —	$73.09/88.01 —	— —	— —

[1] Below $73.48 per Bbl for 1Q 2016, $74.44 per Bbl for 2Q 2016, $74.44 per Bbl for 3Q 2016, $74.35 per Bbl for 4Q 2016, $73.73 per Bbl for 1Q 2017, $73.10 per Bbl for 2Q 2017, $73.08 per Bbl for 3Q 2017, and $73.09 per Bbl for 4Q 2017, these contracts effectively result in realized prices that are on average $16.49, $15.55, $15.59, $15.55, $15.50, $14.99, $14.82 and $14.92 per Bbl higher, respectively, than the cash price that otherwise would have been realized.

[2] Above $68.64 per Bbl plus the call premium of $3.27 per Bbl for 1Q 2016, and above $69.21 per Bbl plus the call premium of $3.44 per Bbl for 2Q-4Q 2016, these contracts effectively lock in a minimum of approximately 78% of the spread between the average short put and swap (and a maximum of approximately 112%).

[3] Below $75.00 per Bbl in 2016 and 2017, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.

Oil hedging details as of 05/05/15

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX oil prices.

	Oil Prices							
Period	**$40**	**$50**	**$60**	**$70**	**$80**	**$90**	**$100**	**$110**
2Q 2015	$106	$98	$90	$80	$45	$0	($43)	($88)
3Q 2015	$104	$98	$91	$82	$46	$0	($44)	($90)
4Q 2015	$88	$88	$87	$80	$46	$0	($43)	($88)
1Q 2016	$71	$71	$71	$70	$51	$11	($18)	($57)
2Q 2016	$62	$62	$62	$62	$47	$11	($14)	($49)
3Q 2016	$59	$59	$59	$59	$44	$11	($13)	($46)
4Q 2016	$53	$53	$53	$53	$40	$11	($10)	($39)
1Q 2017	$38	$38	$38	$38	$24	($1)	($20)	($45)
2Q 2017	$27	$27	$27	$27	$16	($2)	($15)	($33)
3Q 2017	$18	$18	$18	$18	$9	($3)	($14)	($26)
4Q 2017	$15	$15	$15	$15	$8	($2)	($12)	($22)

Gas hedging details as of 05/05/15

	Volume/day	Weighted-Average Price			
Period	MMBtus	Swaps	Swaps w/ Short Puts	Collars	Collars w/ Short Puts
2Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
3Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
4Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
1Q 2016	30,000	—	—	$4.00 - $4.54	—
2Q 2016	30,000	—	—	$4.00 - $4.54	—
3Q 2016	30,000	—	—	$4.00 - $4.54	—
4Q 2016	30,000	—	—	$4.00 - $4.54	—

Note: We have entered into swaption contracts that would potentially hedge 14,640 MMMBTU of 2016 production at a swap price of $4.10 if exercised on their expiration date of June 30, 2015. Any future potential settlement value will be excluded herein unless and until the swaptions are exercised.

Gas hedging details as of 05/05/15

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX gas prices.

	Gas Prices				
Period	**$2**	**$3**	**$4**	**$5**	**$6**
2Q 2015	$46	$25	$3	($11)	($33)
3Q 2015	$47	$25	$3	($12)	($34)
4Q 2015	$47	$25	$3	($12)	($34)
1Q 2016	$5	$3	$0	($1)	($4)
2Q 2016	$5	$3	$0	($1)	($4)
3Q 2016	$6	$3	$0	($1)	($4)
4Q 2016	$6	$3	$0	($1)	($4)

Forward looking statements and related matters

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe", "intend", "plan", "expect", "guidance", "potential" or other similar expressions are intended to identify forward-looking statements. Other than historical facts included in this presentation, all information and statements, such as information regarding planned capital expenditures, estimated reserves, estimated production targets, drilling and development plans, the timing of production, planned capital expenditures, and other plans and objectives for future operations, are forward-looking statements. Although as of the date of this presentation Newfield believes that these expectations are reasonable, this information is based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including drilling results, commodity prices, industry conditions, the prices of goods and services, the availability of drilling rigs and other support services, our liquidity and the availability of capital resources, labor conditions, severe weather conditions, China and U.S. governmental regulations and other operating risks. Please see Newfield's 2014 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) for a discussion of other factors that may cause actual results to vary. Unpredictable or unknown factors not discussed herein or in Newfield's SEC filings could also have material adverse effects actual results. Readers are cautioned not to place undo reliance on forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Newfield undertakes no obligation to publicly update or revise any forward-looking statements.

Cautionary Note to Investors – Effective January 1, 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms. Actual quantities that may be ultimately recovered from Newfield's interests may differ substantially from the estimates in this presentation. Factors affecting ultimate recovery include the scope of Newfield's ongoing drilling program, which will be directly affected by commodity prices, the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates. Newfield may use terms in this presentation, such as "resources", "net resources", "net discovered resources", "net unrisked drilling resource", "net lower-risked captured resources", "net risked captured resources", "gross resources", "gross resource potential", "gross unrisked resource potential", "gross unrisked resources", and similar terms that the SEC's guidelines strictly prohibit in SEC filings. These terms include reserves with substantially less certainty than proved reserves, and no discount or other adjustment is included in the presentation of such reserve numbers. Investors are urged to consider closely the oil and gas disclosures in Newfield's 2014 Annual Report on Form 10-K, available at www.newfield.com, www.sec.gov or by writing Newfield at 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380 Attn: Investor Relations.